SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                     FORM 8-K


                                CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   April 13, 1997


 SANTA ANITA REALTY                       SANTA ANITA OPERATING
   ENTERPRISES, INC.                             COMPANY
(Exact name of registrant as          (Exact name of registrant
as
  specified in its charter)             specified in its charter)

       Delaware                                  Delaware
(State or other jurisdiction           (State or other
jurisdiction
   of incorporation)                         of incorporation)

          95-3520818                            95-3419438
(IRS Employer Identification No.)    (IRS Employer Identification
No.)

             0-9109                               0-9110
(Commission File Number)               (Commission File Number)

301 West Huntington Drive, Suite 405     285 West Huntington
Drive
      Arcadia, CA 91007                      Arcadia, CA 91007
(Address of principal executive offices (Address of principal executive offices
       including zip code)                  including zip code)

              (818) 574-5550                    (818) 574-7223
(Registrant's telephone number          (Registrant's telephone
number
      including area code)                   including area code)

(Former name or former address,         (Former name or former
address,
 if changed since last report)            if changed since last
report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     2. Amended and Restated Agreement and Plan of Merger, dated as of April 13, 1997, by and among Santa Anita
          Realty Enterprises, Inc., Santa Anita Operating
          Company, Meditrust and Meditrust Acquisition
          Corporation IV.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


SANTA ANITA REALTY ENTERPRISES, INC.  SANTA ANITA OPERATING
COMPANY


By:  /s/  BRIAN L. FLEMING             By:  /s/  KATHRYN J.
MCMAHON
   Brian L. Fleming                       Kathryn J. McMahon
   Acting President and Chief             General Counsel and
   Executive Officer                      Secretary


Date:  April 29, 1997                  Date:  April 29, 1997